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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                            ---------------------



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                            ---------------------

                                 July 1, 2003
              (Date of Report (Date of Earliest Event Reported))



                       MUNICIPAL MORTGAGE & EQUITY, LLC
            (Exact Name of Registrant as Specified in Its Charter)


        Delaware                 011-11981             52-1449733
(State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)         File Number)      Identification Number)



        218 North Charles Street, Suite 500               21201
                Baltimore, Maryland                     (Zip Code)
      (Address of Principal Executive Offices)


                                (443) 263-2900
             (Registrant's Telephone Number, Including Area Code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        ------------------------------------

        On July 1, 2003, Municipal Mortgage & Equity, LLC (NYSE: MMA), known as MuniMae, completed its acquisition of the Housing and Community Investing (HCI) unit of Lend Lease Real Estate Investments, a subsidiary of Australian-based Lend Lease Corporation Limited (ASX: LLC), for a purchase price of $102 million in cash. HCI merged with MMA Financial, LLC, MuniMae's wholly owned operating subsidiary. MMA Financial manages investments in real estate totaling $7.4 billion, representing approximately 220,000 apartment units. According to the National Multifamily Housing Council, MMA Financial is currently the fourth largest owner of apartments in the United States. Through the integration of HCI's affordable housing tax credit syndication operation into MuniMae's existing operations, MMA Financial becomes one of the nation's largest players in the affordable housing industry.

        HCI provides equity financing for a wide range of affordable housing developments across the country. Developments include new construction, substantial rehabilitations, and revitalizations of public housing. HCI structures and manages low income housing tax credit investments for corporate investors. As a syndicator of tax credits, HCI sources and acquires deals from developers, structures the investments and manages the assets in the investment for the 15-year holding period. MMA Financial will represent approximately 15% of the tax credit syndication market with $4.5 billion in tax credit equity and 147,350 tax credit units under management.

        To finance the transaction, MuniMae drew from an 18-month, LIBOR-based acquisition facility in the amount of $120 million from RBC Capital Markets. The amount of consideration paid was determined pursuant to arms-length negotiations between the parties.

        The foregoing description of the acquisition is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement, a copy of which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

   (a)  Financial Statements of business acquired.
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        Financial statements of the Registrant will be set forth as part of a
        Form 8-K/A that the Registrant expects to file by September 14, 2003.

   (b)  Pro form financial information.
        ------------------------------
        Pro forma financial information for the Registrant reflecting the acquisition described in Item 2 will be set forth as part of a Form 8-K/A that the Registrant expects to file by September 14, 2003.

   (c)  Exhibits.
        --------
        Exhibit No.     Description of Document
        -----------     -----------------------
           2.1          Purchase and Sale Agreement, dated as of May 14, 2003,
                        by and among Lend Lease Corporation Limited, a corporation organized under the laws of New South
                        Wales, BFG-GP, Inc., a Massachusetts corporation, Lend
                        Lease (US) Services, Inc., a Delaware corporation,
                        Lend Lease Real Estate Investments, Inc., a Delaware corporation, Midland Financial Holdings, Inc., a Florida corporation, and MMA Financial, Inc., a Delaware corporation





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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MUNICIPAL MORTGAGE & EQUITY, LLC



Date:   July 10, 2003                   By: /s/ William S. Harrison
                                            -----------------------
                                            William S. Harrison
                                            Senior Vice President and
                                            Chief Financial Officer





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                              INDEX TO EXHIBITS


Exhibit No.     Description of Document
-----------     -----------------------
   2.1          Purchase and Sale Agreement, dated as of May 14, 2003,
                by and among Lend Lease Corporation Limited, a corporation organized under the laws of New South
                Wales, BFG-GP, Inc., a Massachusetts corporation, Lend
                Lease (US) Services, Inc., a Delaware corporation,
                Lend Lease Real Estate Investments, Inc., a Delaware corporation, Midland Financial Holdings, Inc., a Florida corporation, and MMA Financial, Inc., a Delaware corporation